Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  August 16, 2004


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


             Delaware              0-22319                  16-1476509
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer
        of Incorporation)                                Identification No.)


46 Prince Street, Rochester, New York                    14607
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code  (585) 242-7200

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

         Exhibit No.                        Description

         99.1            Press release of the registrant, dated August 16, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 16, 2004, the registrant issued a press release announcing its results for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATIENT INFOSYSTEMS, INC.

Date:  August 16, 2004                     By: /s/Roger L. Chaufournier
                                               ------------------------
                                                 Roger L. Chaufournier
                                                 Chief Executive Officer